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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) NOVEMBER 1, 2004


                          ENCYSIVE PHARMACEUTICALS INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                    0-20117                   13-3532643
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(State or other jurisdiction       (Commission               (IRS Employer
       of incorporation)           File Number)           Identification No.)


       6700 WEST LOOP, 4TH FLOOR, BELLAIRE, TEXAS              77401
        (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code (713) 796-8822


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

         On November 1, 2004, the Company issued a press release announcing financial results for its third fiscal quarter ending September 30, 2004. A copy of the press release announcing the results is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

 (a) Financial statements of businesses acquired.

         None

(b) Pro forma financial information.

         None

(c) Exhibits.

         99.1 Press Release


                            [SIGNATURE PAGE FOLLOWS]


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ENCYSIVE PHARMACEUTICALS INC.

Date November 1, 2004                     /s/ STEPHEN L. MUELLER
                                 ------------------------------------------
                                              Stephen L. Mueller
                                 Vice President, Finance and Administration,
                                            Secretary and Treasurer


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                                 EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
-------           ------------
 99.1             Press Release